AAM S&P Emerging Markets High Dividend Value ETF
Schedule of Investments
July 31, 2023 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 98.3%
	Brazil - 5.2%
21,900	CPFL Energia SA	$165,503
181,900	CSN Mineracao SA	170,159
55,400	TIM SA	166,419
		502,081
	Chile - 3.4%
75,127	Cencosud SA	161,350
47,686	Quinenco SA	165,863
		327,213
	China - 20.5%
687,000	CGN Power Company, Ltd. - H Shares (a)	168,255
589,000	China Everbright Bank Company, Ltd. - H Shares	175,219
636,000	China Evergrande Group (b)(c)(d)	–
1,544,000	China Tower Corporation, Ltd. - H-Shares (a)	174,224
138,700	China Vanke Company, Ltd. - H Shares	195,279
476,000	Chongqing Rural Commercial Bank Company, Ltd. - H Shares	175,783
162,000	COSCO SHIPPING Holdings Company, Ltd. - H Shares	170,959
370,000	Dongfeng Motor Group Company, Ltd. - H Shares	172,695
177,500	Greentown China Holdings, Ltd.	202,566
119,300	Inner Mongolia Yitai Coal Company, Ltd. - Class B (d)	175,371
302,400	Orient Securities Company, Ltd. - H-Shares (a)	188,838
54,400	Sinopharm Group Company, Ltd. - H-Shares	170,552
		1,969,741
	Egypt - 1.8%
112,534	Abou Kir Fertilizers & Chemical Industries	171,794
	Hong Kong - 4.0%
10,500	Orient Overseas International, Ltd.	174,895
184,500	Shimao Group Holdings, Ltd. (d)	35,960
326,500	WH Group, Ltd. (a)	176,674
		387,529
	Hungary - 1.7%
6,354	Richter Gedeon Nyrt	160,718
	Indonesia - 8.5%
1,011,300	Adaro Energy Indonesia Tbk PT	161,620
86,400	Gudang Garam Tbk PT	159,995
343,400	Indofood Sukses Makmur Tbk PT	166,804
279,900	Indosat Tbk PT	170,761
1,790,700	Perusahaan Gas Negara Persero Tbk PT	162,089
		821,269
	Malaysia - 1.7%
32,500	Kuala Lumpur Kepong Bhd	168,086
	Mexico - 1.8%
111,817	Fibra Uno Administracion SA de CV	168,504
	Republic of Korea - 10.6%
3,360	CJ ENM Company, Ltd. (d)	169,496
5,517	Hana Financial Group, Inc.	170,100
2,544	Kia Corporation	165,056
20,682	LG Uplus Corporation	162,419
3,047	Lotte Shopping Company, Ltd.	167,332
18,454	SD Biosensor, Inc.	187,486
		1,021,889
	Russian Federation - 0.0% (e)
5,978	X5 Retail Group NV - GDR (b)(c)(d)	–
	South Africa - 6.9%
14,814	African Rainbow Minerals, Ltd.	167,226
233,111	Growthpoint Properties, Ltd.	166,080
22,632	Impala Platinum Holdings, Ltd.	164,168
21,456	Thungela Resources, Ltd.	160,983
		658,457
	Taiwan - 22.4%
52,000	Chicony Electronics Company, Ltd.	172,911
52,400	Evergreen Marine Corporation Taiwan, Ltd.	173,408
168,000	Pou Chen Corporation	167,056
20,000	Quanta Computer, Inc.	151,783
48,000	Radiant Opto-Electronics Corporation	184,048
17,000	Simplo Technology Company, Ltd.	166,340
182,000	Wistron Corporation	819,468
91,000	WPG Holdings, Ltd.	145,941
113,000	Yang Ming Marine Transport Corporation	167,200
		2,148,155
	Thailand - 5.5%
358,500	Bangkok Chain Hospital pcl - NVDR	186,431
199,100	Bangkok Dusit Medical Services pcl - NVDR	167,231
609,000	Banpu pcl - NVDR	173,473
		527,135
	Turkey - 0.8%
40,387	Enerjisa Enerji AS (a)	76,119
	United Arab Emirates - 3.5%
91,069	Emaar Properties PJSC	167,607
175,335	Fertiglobe plc	170,893
		338,500
	TOTAL COMMON STOCKS (Cost $9,669,333)	9,447,190

	PREFERRED STOCKS - 7.1%
	Brazil - 3.5%
62,094	Cia Energetica de Minas Gerais	165,643
25,950	Petroleo Brasileiro SA	169,762
		335,405
	Colombia - 1.8%
22,221	Bancolombia SA	170,538
	Republic of Korea - 1.8%
2,049	Hyundai Motor Company	174,253
	TOTAL PREFERRED STOCKS (Cost $551,729)	680,196
	Total Investments (Cost $10,221,062) - 105.4%	10,127,386
	Liabilities in Excess of Other Assets - (5.4)%	(518,713)
	TOTAL NET ASSETS - 100.0%	$9,608,673

Percentages are stated as a percent of net assets.
GDR	Global Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
(a)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933.  Resale to the public may require registration or may extend only to qualified institutional buyers.  At July 31, 2023, the market value of these securities total $784,110, which represents 8.16% of total net assets.

(b)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(c)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities is $0 which represents 0.00% of net assets.
(d)	Non-income producing security.
(e)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure at July 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principals generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.

To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2023:

AAM S&P Emerging Markets High Dividend Value ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$9,447,190	$-	$0	$9,447,190
Preferred Stocks	680,196	-	-	680,196
Total Investments in Securities	$10,127,386	$-	$0	$10,127,386
^See Schedule of Investments for breakout of investments by country.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value in AAM S&P Emerging Markets High Dividend Value ETF:

	Balance as of 10/31/2022	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 7/31/2023
Common Stocks	$0	$(274,953)	$304,888	$-	$(29,935)	$-	$0	$0
Transfers between levels are recognized at the end of the reporting period.
The following is a summary of qualitative information about Level 3 Fair Value Measurements:
	Fair Value as of 7/31/2023	Valuation Techniques	Unobservable Input	Impact to valuation from an increase to input*
Common Stocks	$0	Market comparable companies	Discount for lack of marketability	Decrease

*	Table presents information for two securities. China Evergrande Group and X5 Retail Group NV have been valued at $0.00 per share during the period.